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                                                                   EXHIBIT 10.42
                                                                   -------------

                            STOCK PURCHASE AGREEMENT


ARIAD Pharmaceuticals, Inc.
26 Landsdowne Street
Cambridge, MA 02139


Ladies & Gentlemen:

         The undersigned, ________________________ (the "Investor"), hereby confirms its agreement with you as follows:

         1. This Stock Purchase Agreement (the "Agreement") is made as of ___________, 1998 between ARIAD Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the Investor.

         2. The Company has authorized the sale and issuance of up to 2,500,000 shares (the "Shares") of Common Stock of the Company, $.001 par value per share (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement conditioned upon registration of the Shares for resale (the "Offering").

         3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will sell to the Investors, for a purchase price of $___________ per share, or an aggregate purchase price of $_______________, ______________ Shares pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

         4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

________________________________________________________________________________

________________________________________________________________________________
 (If no exceptions, write "none." If left blank, response will be deemed to be
                                    "none.")

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                    INVESTOR

                                    By: ________________________________________
                                    Print Name: ________________________________
                                    Title: _____________________________________
                                    Address: ___________________________________

                                    ____________________________________________
                                    Tax ID No.: ________________________________
                                    Contact name: ______________________________
                                    Telephone: _________________________________
                                    Name in which shares should be
                                    registered (if different): _________________


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AGREED AND ACCEPTED:
-------------------------------------------
ARIAD PHARMACEUTICALS, INC.


-------------------------------------------
By:    Harvey J. Berger, M.D.
Title: Chairman of the Board,
       President and Chief Executive Officer


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                                       3


                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1. AUTHORIZATION AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 2,500,000 Shares. The Company reserves the right to increase or decrease this number.

         2.      AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

                 2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto at the purchase price set forth on such signature page.

                 2.2 The Company proposes to enter into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company will accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of at least 2,000,000 Shares, and (ii) notified BancAmerica Robertson Stephens (the "Placement Agent") in writing that it is no longer accepting Agreements from Investors for the purchase of Shares. The Company may not enter into any Agreements after the Subscription Date.

         3. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "Closing") shall occur at a place and time (the "Closing Date") to be specified by the Company and the Placement Agent, not later than 90 days after the date the Registration Statement (as hereinafter defined) is filed with the Securities and Exchange Commission (the "SEC") and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor.

         The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) Investors shall have executed Agreements for the purchase of at least 2,000,000 Shares; (b) the Company shall have (i) filed a registration statement (the "Registration Statement") within five (5) business days after the Subscription Date, (ii) received an





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indication from the SEC that it has no further comments with respect to the
Registration Statement, and (iii) submitted an acceleration request providing for the Registration Statement to be declared effective at a time immediately following the Closing and on or prior to the 90th day after the date of its filing; and (c) satisfaction of all of the conditions set forth in Section 6(b) of the Placement Agency Agreement dated as of ________, 1998 between the Company and the Placement Agent. The Investor's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                 4.1. ORGANIZATION. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")), is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the private placement memorandum, dated __, 1998 distributed in connection with the sale of the Shares (including the documents incorporated by reference therein, the "Placement Memorandum") and is registered or qualified to do business and in good standing in each jurisdiction listed on Schedule 4.1, which schedule includes each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company and its Subsidiaries, considered as one enterprise, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company does not have any Subsidiaries nor does it control, directly or indirectly, or own, directly or indirectly, any shares of stock or any other equity interest of any corporation, partnership or limited liability company, other than as disclosed in the Placement Memorandum.

                 4.2. DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 4.3. NON-CONTRAVENTION. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an

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acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made after the Closing under federal or state securities laws.

                 4.4. CAPITALIZATION. The capitalization of the Company as of January 31, 1998 is as set forth in the Placement Memorandum. The Company has not issued any capital stock since that date other than pursuant to (i) outstanding warrants or options disclosed in the Placement Memorandum, (ii) pursuant to employee benefit plans disclosed in the Placement Memorandum, or
(iii) pursuant to the 1997 HMR Genomics Agreement (as defined in the Placement Memorandum). The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Placement Memorandum, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. The Company holds no shares of capital stock in its Treasury. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Placement Memorandum. Except as disclosed in the Placement Memorandum, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock or Series B Preferred Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  4.5. LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is or may be subject that is not disclosed in the Placement Memorandum.

                 4.6. NO VIOLATIONS. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of


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                                       6


indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound or affected, and there exists no condition which, with the passage of time or otherwise, would constitute a material default under any such document or instrument or result in the imposition of any material penalty or the acceleration of any material indebtedness.

                 4.7. GOVERNMENTAL PERMITS, ETC. With the exception of the matters which are dealt with separately in Section 4.1, 4.13, 4.14 and 4.21, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Placement Memorandum except where the failure to currently possess could not reasonably be expected to have a material adverse effect.

                 4.8. INTELLECTUAL PROPERTY. Subject to the matters discussed under "Risk Factors" in the Placement Memorandum (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the Placement Memorandum as owned or used by it or that are necessary for the conduct of its business as now conducted or (to the Company's knowledge based on the current stage of development of the Company's products) as proposed to be conducted as described in the Placement Memorandum except where the failure to currently own or possess could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, (ii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of the Company or any of its Subsidiaries by others with respect to any Intellectual Property, except as described in the Placement Memorandum and except as could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, (iii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, operations, business of the Company and its Subsidiaries considered as one enterprise.

                 4.9. FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the Placement Memorandum present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as disclosed in the Placement Memorandum. The other financial information contained in the Placement Memorandum has been prepared on a basis consistent with the financial statements of the Company.

                 4.10. NO MATERIAL ADVERSE CHANGE. Except as disclosed in the Placement Memorandum, since December 31, 1997, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise nor has any material adverse event occurred to the Company or its Subsidiaries, (ii) any material adverse event affecting the

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                                       7


Company, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise.

                 4.11. DISCLOSURE. The information contained in the Placement Memorandum as of the date of such information, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 4.12 EXISTING AGREEMENTS AND PHYSICAL PROPERTY. Except as set forth in the Placement Memorandum, the agreements to which the Company or any of its Subsidiaries is a party and which are described in the Placement Memorandum are valid agreements, enforceable by the Company, and its Subsidiary (as applicable) except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements. Except as set forth in the Placement Memorandum, the Company owns or leases all such physical properties as are necessary to its operations as now conducted.

                 4.13 REGULATORY COMPLIANCE. Except as described in the Placement Memorandum and subject to the matters described under "Risk Factors" in the Placement Memorandum, (i) the Company and its Subsidiaries have operated and currently operate their businesses in conformity with all applicable laws, rules and regulations of each jurisdiction in which they are conducting business, including, without limitation, the United States Food and Drug Administration (the "FDA"), except where the failure to be so in compliance would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, (ii) the Company and its Subsidiaries have all licenses, certificates, authorizations, approvals, permits, franchises, orders and consents from all state, federal and other governmental or regulatory authorities including, without limitation, the FDA, which are necessary to the current conduct of their businesses, except where the failure to be so in compliance would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise,
(iii) all of such licenses, certificates, authorizations, approvals, permits, franchises, orders and consents are valid and in full force and effect, (iv) the Company and its Subsidiaries have fulfilled and performed, and will fulfill and perform, all of their obligations with respect to, and are operating in compliance with, all such licenses, certificates, authorizations, approvals, permits, franchises, orders and consents and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any impairment of the rights of the holder thereof, except to the extent that any such revocation, termination or impairment would not have a material adverse effect on the financial condition, results of operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, (v) no such licenses, certificates, authorizations, approvals, permits, franchises, orders or consents contain any restrictions that have or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, and (vi) the Company is not aware of any existing or imminent matter which could reasonably be expected to have an adverse impact on the current operations or business of the Company or its Subsidiaries.



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                 4.14      NASDAQ COMPLIANCE. The Company's Common Stock is
registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

                 4.15 FOREIGN CORRUPT PRACTICES. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any of its Subsidiaries, have (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law; (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (v) made any unlawful bribe, rebate, payoff, influence, kick-back or other unlawful payment.

                 4.16 NO MANIPULATION OF STOCK. The Company has not taken and will not take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                 4.17 OSHA. The operations of the Company and its Subsidiaries with respect to any real property currently leased, owned or by any means controlled by the Company or any of its Subsidiaries (the "Real Property") are in compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment except where failure to be in such compliance could not reasonably be expected to have a material adverse effect; the Company and its Subsidiaries maintain all licenses, permits and authorizations necessary to operate under all such laws applicable to the Company and its Subsidiaries except where the failure to so possess could not reasonably be expected to have a material adverse effect.

                 4.18 LOCK-UP AGREEMENTS. Lock-up Agreements or similar agreement with the Placement Agent have been executed by each of the Company and the Company's executive officers and directors providing that, subject to certain exceptions, such entity or individual will not sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose of any shares of the Company's Common Stock for a period ending 90 days after the Registration Statement is declared effective.

                 4.19 ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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                                       9



                 4.20 LOANS TO DIRECTORS OR OFFICERS. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business or except in documents that in the aggregate are not material) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Placement Memorandum.

                 4.21 COMPLIANCE WITH FLORIDA STATUTES. The Company has complied with all provisions of Florida Statutes Section 517.075, and the regulations thereunder, relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                 4.22. REPORTING STATUS. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading:

                   (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

                   (b) The Company's proxy statement in connection with its 1997 Annual Meeting of Stockholders;

                   (c) all other documents, if any, filed by the Company with the SEC since December 31, 1997 pursuant to the reporting requirements of the Exchange Act.

                 4.23 LISTING. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market.

         5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                 5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the signature page hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be


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                                       10


true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the Placement Memorandum and the representations and warranties of the Company contained herein. Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's, investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Purchaser Questionnaire attached as Exhibit D to the Placement Memorandum, which questionnaire is true and correct in all material respects.

                 5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the Untied States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares other than as contained in the Placement Memorandum.

                 5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 7.2 hereof, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

                 5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                 5.5 Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Stock of the Company, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

                 5.6 The Investor understands that nothing in the Placement Memorandum, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

         6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         7.      REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

                 7.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                          (a)     subject to receipt of necessary information
from the Investors, prepare and file with the SEC, within five (5) business days after the Subscription Date, the Registration Statement to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

                          (b)     use its best efforts, subject to receipt of
necessary information from the Investors, to cause the Registration Statement to become effective within 90 days after the Registration Statement is filed by the Company;

                          (c)     prepare and file with the SEC such amendments
and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement.

                          (d)     furnish to the Placement Agent and to the
Investor with respect to the Shares registered under the Registration Statement such number of copies of Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                          (e)     file documents required of the Company for
normal blue sky clearance in states specified in writing by the Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                          (f)     bear all expenses in connection with the
procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement; and

                          (g)     advise the Investors, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, PROVIDED, HOWEVER that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

                 7.2      TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                          (a)     The Investor agrees that it will not effect
any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its Plan of Distribution.

                          (b)     Except in the event that paragraph (c) below
applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                          (c)     Subject to paragraph (d) below, in the event
(i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within ten (10) business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity), available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                          (d)     Notwithstanding the foregoing paragraphs of
this Section 7.2, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than three (3) occasions of not more than thirty (30) days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company.

                          (e)     Provided that a Suspension is not then in
effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                          (f)     In the event of a sale of Shares by the
Investor, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as EXHIBIT A, so that the shares may be properly transferred.

                 7.3      INDEMNIFICATION.  For the purpose of this Section 7.3:

                 (i) the term "Selling Stockholder" shall include the Investor and any affiliate of such Investor;

                 (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                 (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (a)     The Company agrees to indemnify and hold
harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections
5.3 or 7.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

                          (b)     The Investor agrees to indemnify and hold
harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 5.3 or 7.2 hereof respecting sale of the Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                          (c)     Promptly after receipt by any indemnified
person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this
Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; PROVIDED that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                          (d)     If the indemnification provided for in this
Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                          (e)     The parties to this Agreement hereby
acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange

Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

                 7.5 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                 7.6 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor:

                          (a)     as soon as practicable after available, one
copy of (i) its Annual Reports to Stockholders (which Annual Reports shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Reports to Stockholders, its Annual Reports on Form 10-K, (iii) its Quarterly Reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

                          (b)     upon the reasonable request of the Investor,
all exhibits excluded by the parenthetical to subparagraph (a)(iv) of this
Section 7.6 as filed with the SEC and all other information that is made available to stockholders; and

                          (c)     upon the reasonable request of the Investor,
an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

         8. PLACEMENT AGENT'S FEE. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Investor.

         9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

                 (a)      if to the Company, to:

                              ARIAD Pharmaceuticals, Inc.
                              26 Landsdowne Street
                              Cambridge, MA 02139
                              Attn: Jay R. LaMarche
                              Phone: 617-494-0400
                              Telecopy: 617-225-2860

                 (b)      with a copy mailed to:

                              Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C. One Financial Center
                              Boston, MA 02111
                              Attn: Jonathan L. Kravetz or Jeffrey M. Wiesen
                              Phone: 617-542-6000
                              Telecopy: 617-542-2241

                 (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         11. HEADINGS. The headings of the various section of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

         14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                                                                       EXHIBIT A

                         CERTIFICATE OF SUBSEQUENT SALE

[NAME OF TRANSFER AGENT]
[ADDRESS OF TRANSFER AGENT]
[CONTACT PERSON AT TRANSFER AGENT]

                  RE: Sale of Shares of Common Stock of ARIAD Pharmaceuticals, Inc. (the "Company") pursuant to the Company's Prospectus dated ___________ , 1998 (the "Prospectus")
                        --------------------------------------------------------

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner): ____________________________________

Record Holder (e.g., if held in name of nominee): ______________________________

Restricted Stock Certificate No.(s): ___________________________________________

Number of Shares Sold: _________________________________________________________

Date of Sale: __________________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                        Very truly yours,

Dated: ______________________________   ________________________________________


                                        By: ____________________________________

                                        Print Name: ____________________________

                                        Title: _________________________________

cc:      Jay R. LaMarche
         ARIAD Pharmaceuticals, Inc.
         26 Landsdowne Street
         Cambridge, MA 02139
         Telecopy:  (617) 225-2860

                         INSTRUCTION SHEET FOR INVESTOR

      (to be read in conjunction with the entire Stock Purchase Agreement)

A.       Complete the following items in the Stock Purchase Agreement:

         1. Provide the information regarding the Investor requested on the signature page (page 1). The Agreement must be executed by an individual authorized to bind the Investor.

         2.       Return the signed Stock Purchase Agreement to:

                  Clark N. Callander
                  BancAmerica Robertson Stephen s
                  555 California Street, Suite 2600
                  San Francisco, CA 94104
                  Telephone:  (415) 781-9700
                  Facsimile:  (415) 693-3393

                  An executed original Purchase Agreement or a telecopy thereof must be received by 5:00 p.m. California time on a date to be determined and distributed to the Investor at a later date.

B. Instructions regarding the transfer of funds for the purchase of Shares will be telecopied to the Investor by the Placement Agent at a later date.

C. To resell the Shares after the Registration Statement covering the Shares is effective:

                 (i) Provided that a Suspension of the Registration Statement is not then in effect pursuant to the terms of the Stock Purchase Agreement, the investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to each investor and to supply copies to any other parties requiring such Prospectuses.

                 (ii) The Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached as Exhibit A to the Stock Purchase Agreement, so that the shares may be properly transferred.